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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                              ---------------------


                                    FORM 8-A



                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                              ELASTIC NETWORKS INC.

             (Exact name of registrant as specified in its charter)


             DELAWARE                                     58-2418576
      (State of incorporation                            (IRS Employer
          or organization)                             Identification No.)

   6120 WINDWARD PARKWAY, SUITE 100,                         30005
         ALPHARETTA, GEORGIA                               (Zip code)

(Address of principal executive offices)

If this form relates to the              If this form relates to the
registration of a class of               registration of a class of
securities pursuant to Section 12(b)     securities pursuant to Section 12(g)
of the Exchange Act and is effective     of the Exchange Act and is effective
pursuant to General Instruction A.(c),   pursuant to General Instruction A.(d),
please check the following box. / /      please check the following box. /X/

Securities Act registration statement file number to which this form relates: 333-40500
        ---------------
        (If applicable)

        Securities to be registered pursuant to Section 12(b) of the Act:


     Title of each class                     Name of each exchange on which
     to be so registered                     each class is to be registered
     -------------------                     ------------------------------

                                      None


        Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $0.01 par value
                                 (Title of class)

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Item 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         Elastic Networks Inc. (the "Registrant") hereby incorporates by reference herein the description of the Registrant's Common Stock, $0.01 par value per share, appearing under the caption "Description of Capital Stock" in the Prospectus contained in the Registrant's Registration Statement on Form S-1, as filed with the Securities and Exchange Commission (Registration No. 333-40500), and as such section may be amended until the time such Registration Statement on Form S-1 is declared effective.

Item 2.    EXHIBITS

         The following exhibits are filed as part of this Registration
Statement:

         2(a) Registration Statement on Form S-1, as amended, as filed with the Securities and Exchange Commission (incorporated herein by reference to Registration Statement on Form S-1 (Registration No. 333-40500).

         2(b)   Form of Second Amended and Restated Certificate of
                Incorporation.(1)

         2(c)   Form of Amended and Restated Bylaws.(2)

         2(d) Copy of form of stock certificate for the Registrant's Common Stock.(3)


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     (1)  Incorporated herein by reference to Exhibit 3.1 of the Registrant's
          Registration Statement on Form S-1 (Registration No. 333-40500).

     (2) Incorporated herein by reference to Exhibit 3.2 of the Registrant's Registration Statement on Form S-1 (Registration No. 333-40500).

     (3) Incorporated herein by reference to Exhibit 4.1 of the Registrant's Registration Statement on Form S-1 (Registration No. 333-40500).


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                          ELASTIC NETWORKS INC.


                                           By   /s/ Kevin D. Elop
                                              -----------------------------
                                                Kevin D. Elop
                                                Chief Financial Officer,
                                                Secretary and Treasurer


Dated:  September 27, 2000